UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2021

Commission File Number: 1-35106

AMC Networks Inc.

(Exact name of registrant as specified in its charter)

Delaware	27-5403694
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11 Penn Plaza, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 324-8500

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMCX	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 8, 2021, AMC Networks Inc. (“AMC Networks”) entered into Amendment No. 1 (“Amendment No. 1”) to the Second Amended and Restated Credit Agreement, dated as of July 28, 2017 (as amended by Amendment No. 1, the “Credit Agreement”), in each case, among AMC Networks and its subsidiary, AMC Network Entertainment LLC (“AMC Network Entertainment”), as the initial borrowers (the “Borrowers”), certain of AMC Networks’ subsidiaries, as restricted subsidiaries, Bank of America, N.A., as an L/C Issuer, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and an L/C Issuer.

Amendment No. 1 extends the maturity dates of the Borrowers’ $675 million Term Loan A Facility and $500 million Revolving Credit Facility under the Credit Agreement to February 8, 2026, and makes certain other amendments to the covenants and other provisions of the Credit Agreement.

All obligations under the Credit Agreement are guaranteed by certain of the Borrowers’ existing and future domestic restricted subsidiaries in accordance with the Credit Agreement. All obligations under the Credit Agreement, including the guarantees of those obligations, are secured by certain assets of the Borrowers and certain of their subsidiaries.

The Credit Agreement contains certain affirmative and negative covenants applicable to AMC Networks, AMC Network Entertainment and AMC Networks’ restricted subsidiaries. These include restrictions on AMC Networks’ and its restricted subsidiaries’ ability to incur indebtedness, make investments in entities that are not “Restricted Subsidiaries” (as defined in the Credit Agreement), place liens on assets, dispose of assets, enter into certain affiliate transactions and make certain restricted payments, including restrictions on AMC Networks’ ability to pay dividends on its common stock. The Credit Agreement also requires the Borrowers to comply with certain financial covenants.

Amendment No. 1 has been filed as Exhibit 10.1 to this Current Report on Form 8-K and the description of Amendment No. 1 contained herein is qualified in its entirety by reference to Amendment No. 1, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On February 8, 2021, AMC Networks issued, and certain of AMC Networks’ subsidiaries (hereinafter, the “Guarantors”) guaranteed, the 4.25% Senior Notes due 2029 (the “Notes”) in a registered public offering pursuant to an Underwriting Agreement, dated January 25, 2021 (the “Underwriting Agreement”), among AMC Networks, the Guarantors, and J.P. Morgan Securities LLC, as representative of the underwriters named in Schedule I thereto. AMC Networks expects to use the net proceeds to redeem the remaining $400 million principal amount of AMC Networks’ 4.75% Senior Notes due 2022 at a redemption price of 100.000% and $600 million principal amount of AMC Networks’ 5.00% Senior Notes due 2024 at a redemption price of 102.500%, plus, in each case, accrued interest to, but excluding, the date of redemption, and to pay related expenses. The Notes were registered by AMC Networks under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-234695). A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.

The Notes were issued pursuant to the Indenture, dated as of March 30, 2016 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture, dated as of February 8, 2021, among AMC Networks, the Guarantors and U.S. Bank National Association, as Trustee (the “Third Supplemental Indenture”).

The Notes will accrue interest at a rate of 4.25% per annum and mature on February 15, 2029. Interest will be payable semiannually on February 15 and August 15 of each year, commencing on August 15, 2021. The Notes are AMC Networks’ general senior unsecured obligations and will rank equally with all of AMC Networks’ and the Guarantors’ existing and future unsecured and unsubordinated indebtedness, but will be effectively subordinated to all of AMC Networks’ and the Guarantors’ existing and future secured indebtedness, including all borrowings and guarantees under the Credit Agreement, to the extent of the assets securing that indebtedness.

On or after February 15, 2024, AMC Networks may redeem the Notes, at its option, in whole or in part, at any time and from time to time, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon, to the applicable redemption date, if redeemed during the twelve month period beginning on February 15 of the years indicated below:

Year	Percentage
2024	102.125%
2025	101.063%
2026 and thereafter	100.000%

In addition to the optional redemption of the Notes described above, at any time prior to February 15, 2024, AMC Networks may redeem up to 35% of the aggregate principal amount of the Notes at a redemption price equal to 104.250% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, using the net proceeds of certain equity offerings.

Finally, at any time prior to February 15, 2024, AMC Networks may redeem the Notes, at its option in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount thereof to be redeemed plus the “Applicable Premium” calculated as described in the Third Supplemental Indenture at the rate of T+50 basis points, and accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

The foregoing summary is qualified in its entirety by reference to the Base Indenture and the Third Supplemental Indenture, which are attached as Exhibits 4.1 and 4.2 hereto, respectively.

Item 9.01	Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated as of January 25, 2021, among AMC Networks, the Guarantors and J.P. Morgan Securities LLC, as representative of the underwriters named in Schedule I thereto.

4.1	Indenture, dated as of March 30, 2016, among AMC Networks, as issuer, the Guarantors and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to AMC Networks’ Current Report on Form 8-K filed on March 30, 2016).

4.2	Third Supplemental Indenture (including the form of note), dated as of February 8, 2021, among AMC Networks, as issuer, the Guarantors and U.S. Bank National Association, as Trustee.

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Jones Walker LLP.

5.3	Opinion of Hinckley, Allen & Snyder LLP.

10.1	Amendment No. 1, dated as of February 8, 2021, to the Second Amended and Restated Credit Agreement, dated as of July 28, 2017, in each case, among AMC Networks and its subsidiary, AMC Network Entertainment LLC, as the initial borrowers, certain of AMC Networks’ subsidiaries, as restricted subsidiaries, Bank of America, N.A., as an L/C Issuer, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and an L/C Issuer.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Jones Walker LLP (included in Exhibit 5.2).

23.3	Consent of Hinckley, Allen & Snyder LLP (included in Exhibit 5.3).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2021

AMC NETWORKS INC.

By:	/s/ Anne G. Kelly
Name:	Anne G. Kelly
Title:	Senior Vice President and Corporate Secretary